EXHIBIT 21



                                 SUBSIDIARIES

  The  following  is  a list of all direct and indirect subsidiaries of  the
Company and their jurisdictions  of incorporation as of October 31, 1997.  The name of each indirect subsidiary is  indented  under  the  name  of its parent company.
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                                                                            Jurisdiction of
       Stewart Enterprises, Inc.                                            Incorporation
                                                                            ---------------
                Acme Mausoleum Corporation                                        LA
                Carolina Financial Corporation of Pickens                         SC
                   Hill-Crest Memorial Park                                       SC
                   Oconee Memorial Gardens, Inc.                                  SC
                Cemetery Management, Inc.                                         FL
                   Arlington Memorial Park Cemetery and Funeral Home, Inc.        FL
                   Baldwin-Fairchild Funeral Homes, Inc.                          FL
                       All Faiths Memorial Park, Inc.                             FL
                       Orlando Funeral Home, Inc.                                 FL
                       The Simplicity Plan, Inc.                                  FL
                   Bay Area Crematory, Inc.                                       FL
                   Beth David Funeral Chapel Tampa, Inc.                          FL
                   Beth David Memorial Chapel, Inc.                               FL
                   Bruce Ocala Funeral Home, Inc.                                 FL
                   Chapel Hill Cemetery, Inc.                                     FL
                       Glen Haven Memorial Park, Inc.                             FL
                          Highland Memory Gardens, Inc.                           FL
                       Semoran Funeral Home, Inc.                                 FL
                   Cheatham Hill Memorial Park, Inc.                              GA
                   David C. Gross Funeral Home, Inc.                              FL
                   Empresas Stewart-Cementerios, Inc.                             LA
                   Empresas Stewart-Funerarias, Inc.                              LA
                   Florida Hills Memorial Gardens, Inc.                           FL
                   Garden of Memories, Inc.                                       FL
                       A.P. Boza Funeral Home, Inc.                               FL
                       Curry and Son Funeral Home, Inc.                           FL
                       Woodlawn Memory Gardens, Inc.                              FL
                   Hubbell Funeral Home and Crematory, Inc.                       FL
                   Kent R. Palmer, Inc.                                           FL
                   Kicliter Funeral Home, Inc.                                    FL
                   Memorial Park Cemetery, Inc.                                   FL
                   Oaklawn Park Cemetery and Funeral Home, Inc.                   FL
                   Royal Palm Memorial Gardens, Inc.                              FL
                   S.E. Acquisition of Ocala, Florida, Inc.                       FL
                   SEI -Delfl, Inc.                                               DE
                   The Simplicity Plan of Puerto Rico, Inc.                       LA
                   Sylvan Abbey Memorial Park, Inc.                               FL
                   Turner Crematory, Inc.                                         FL
                   Turner Funeral Homes, Inc.                                     FL
                   Walsh & Wood Funeral Home, Inc.                                FL
                   Woodlawn Park Cemetery Company                                 FL
                       Memorial Sunset Park, Inc.                                 FL
                       National Monument Company, Inc.                            FL
                       South Dade-Palms Memorial Park, Inc.                       FL
                Cole & Garrett Funeral Homes, Inc.                                TN
                Cunningham Memorial Park, Inc.                                    WV
                Dilday Brothers Huntington Valley Mortuary                        CA
                Dillard Memorial, Inc.                                            SC
                Eastlawn Corporation                                              GA
                Griffin Leggett, Inc.                                             AR
                   Forest Hills Cemetery, Inc.                                    AR
                   Griffin Leggett Healey & Roth, Inc.                            AR
                   Gross Funeral Home, Inc.                                       AR
                   Rest Hills Memorial Park, Inc.                                 AR
                Griffin Leggett-Conway, Inc.                                      AR
                Grupo Stewart de Mexico, S.A. de C.V.                             MX
                   Agencia Eusebio Gayosso, S.A. de C.V.                          MX
                   Agencia Funeraria Gayosso, S.A. de C.V.                        MX
                   Arga, S.A. de C.V.                                             MX
                   Funeraria Los Angeles, S.A. de C.V.                            MX
                   Inmobiliaria Mictlan, S.A. de C.V.                             MX
                   Inmobiliaria Rio Valparaiso, S.A. de C.V.                      MX
                   Inmobiliaria Versatil, S.A. de C.V.                            MX
                   Prevision Gayosso, S.A. de C.V.                                MX
                   Publicidad Promocional, S.A. de C.V.                           MX
                   Tiempo y Vida, S.A. de C.V.                                    MX
                Highland Memorial Cemetery, Inc.                                  TN
                Holly Hill Memorial Park, Inc.                                    GA
                Holly Hills, Inc.                                                 TN
                Hopson Mortuary, Inc.                                             CA
                International Stone & Erectors, Inc.                              LA
                Investors Trust, Inc.                                             TX
                Kingsport Cemetery Corporation                                    TN
                Lake Lawn Metairie Funeral Home, Inc.                             LA
                Lake Lawn Metairie Funeral Home (Joint Venture)                   LA
                Lake Lawn Park, Inc.                                              LA
                Lakewood Memorial Park, Inc.                                      MS
                Lassila Funeral Chapels, Inc.                                     CA
                Legacy One, Inc.                                                  WV
                   Blue Ridge Funeral Home, Inc.                                  WV
                   Blue Ridge Memorial Gardens, Inc.                              WV
                   C.G.R., Inc.                                                   WV
                   Eastern Cemetery Associates, Inc.                              WV
                   Eastlawn Memorial Gardens, Inc.                                VA
                   Eternal Light Funerals, Inc.                                   WV
                   Findlay Cemetery, Inc.                                         OH
                   Grandview Memory Gardens, Inc.                                 VA
                   Greenhills Memory Gardens, Inc.                                VA
                   Highland Memory Gardens, Inc.                                  VA
                   Holly Memorial Gardens, Inc.                                   VA
                   Kanawha Plaza Partnership                                      WV
                   Legacy One Service Corporation                                 WV
                   Legacy One Tennessee, Inc.                                     TN
                   LOI Charleston, Inc.                                           WV
                   Monticello Memory Gardens, Inc.                                VA
                   Mountain View Memory Gardens, Inc.                             WV
                   National Exchange Trust, LTD.                                  WV
                   National Funeral Services, Inc.                                WV
                   Pleasant View Memory Gardens, Inc.                             WV
                   Sunset Memory Gardens, Inc.                                    VA
                   Williams-Blue Ridge Funeral Home, Inc.                         WV
                Les Enterprises Stewart (Canada) Inc. -
                 Stewart Enterprises (Canada) Inc.                              Quebec
                   Le Groupe Stewart Inc. - Stewart Group Inc.                  Quebec
                       Gestion La Souvenance Inc.                               Quebec
                       La Societe Cooperative de Frais Funeraires Inc.          Quebec
                       Lepine-Cloutier Ltee                                     Quebec
                          Les Jardins Commemoratifs Laurentide Inc./ Laurentide
                             Memorial Gardens Inc.                              Quebec
                          Les Jardins Quebec                                    Quebec
                          Parc Commemoratif La Souvenance Inc.                  Quebec
                          Parc du Souvenir (1976) Inc./
                           Remembrance Park (1976) Inc.                         Quebec
                       Parc  Commemoratif de Montreal Inc./
                        Montreal Memorial Park Inc.                             Quebec
                          2756-5746 Quebec Inc.                                 Quebec
                       Residences Funeraires Associees du Quebec Inc.           Quebec
                       Stewart Immobilier (Canada) Inc. -
                        Stewart Real Estate  (Canada) Inc.                      Quebec
                Les Investissements Stewart (Canada) Inc.  -
                  Stewart Investments (Canada) Inc.                             Quebec
                McDermott - Crockett Mortuary, Inc.                               CA
                Memorial Services of Columbia, Inc                                MO
                   Lincoln Memorial Mortuary, Inc.                                NE
                   The Lincoln Memorial Park Cemetery Association, Inc.           NE
                   Memorial Funeral Home, Inc.                                    MO
                Metairie Cemetery Association                                     LA
                   All Faiths Funeral Home, Inc.                                  LA
                   Pine Crest Cemetery, Inc.                                      AL
                Montlawn Memorial Park, Inc.                                      NC
                Mount Olivet Cemetery, Inc.                                       LA
                The Nashville Historic Cemetery Association, Inc.                 TN
                Pasadena Funeral Home, Inc.                                       TX
                Restland Funeral Home, Inc.                                       TX
                   Anderson-Clayton Bros. Funeral Homes, Inc.                     TX
                       Little Bethel Memorial Park, Inc.                          TX
                       Roselawn Memorial Gardens, Inc.                            TX
                   Belew Funeral Home, Inc.                                       TX
                   Bexar County Mortuary Services, Inc.                           TX
                   Bluebonnet Hills Memorial Park, Inc.                           TX
                       Bluebonnet Hills Funeral Home, Inc.                        TX
                   Bright-Holland Funeral Home, Inc.                              TX
                   Crespo & Sons, Inc.                                            TX
                   Dalton & Son Funeral Home                                      TX
                   Emerald Hills Funeral Corporation                              TX
                   Hilltop Memorial Park                                          TX
                   J.E. Foust & Son Funeral Directors, Inc.                       TX
                   Laurel Land Memorial Park, Inc.                                TX
                       Laurel Land Funeral Home, Inc.                             TX
                       Singing Hills Funeral Home, Inc.                           TX
                   Laurel Land of Fort Worth, Inc.                                TX
                       Laurel Land Funeral Home of Fort Worth, Inc.               TX
                   Lyons Funeral Home, Inc.                                       TX
                   Metrocrest Funeral Home, Inc.                                  TX
                   Restland of Dallas, Inc.                                       TX
                       Abbey Plan of Texas, Inc.                                  TX
                       Highland Memorial Gardens, Inc.                            TX
                   SEI - Deltx, Inc.                                              DE
                   Simplicity Plan of Texas, Inc.                                 TX
                   Southpark Funeral Home, Inc.                                   TX
                       South Memorial Park, Inc.                                  TX
                Rocky Mount Memorial Park, Inc.                                   NC
                Rose Haven Funeral Home & Cemetery, Inc.                          GA
                Royal Arms Apartments, Inc.                                       LA
                St. Bernard Memorial Gardens, Inc.                                LA
                   St. Bernard Memorial Funeral Home, Inc.                        LA
                St. Vincent de Paul Cemetery Association                          LA
                S.E. Acquisition of California, Inc.                              CA
                   All Souls Mortuary, Inc.                                       CA
                   Barstow Funeral Homes, Inc.                                    CA
                   Buchheim Family, Inc.                                          CA
                   Calvary Mortuary of Los Angeles, California, Inc.              CA
                   DeYoung Memorial Chapel, Inc.                                  CA
                   Holy Cross Mortuary of Culver City, California, Inc.           CA
                   Holy Cross Mortuary of Pomona, California, Inc.                CA
                   N.D. Davis & Associates, Inc.                                  CA
                   Queen of Heaven Mortuary, Inc.                                 CA
                   Ressurrection Mortuary, Inc.                                   CA
                   Richard Pierce Funeral Service                                 CA
                   San Fernando Mission Mortuary, Inc.                            CA
                   Scovern Mortuary, A California Corporation                     CA
                   SCS Holdings Corporation                                       DE
                   S.E. Acquisition of Carmichael, California, Inc.               CA
                   S.E. Acquisition of Glendale, California, Inc.                 CA
                   S.E. Acquisition of Lancaster, California, Inc.                CA
                   S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.  CA
                   S.E. Acquisition of Oakhurst, California, Inc.                 CA
                   S.E. Acquisition of Oroville, Inc.                             CA
                   S.E. Acquisition of San Diego, California, Inc.                CA
                   Sentinel Cremation Societies, Inc.                             DE
                   Stewart Pre-Need Services, Inc.                                CA
                   Stricklin/Snively Mortuary                                     CA
                       Catalina Channel Cremation Society                         CA
                S.E. Acquisition of Oregon, Inc.                                  OR
                   Amling/Schroeder Funeral Service, Inc.                         OR
                   Chapel of the Roses, Inc.                                      OR
                   Chapel of the Valley Funeral Home, Inc.                        OR
                   Dutton, Inc.                                                   OR
                   Greenwood Cemetery, Inc.                                       OR
                   J. P. Finley & Son, Inc.                                       OR
                       Sunset Hills Memorial Park                                 OR
                   Niswonger & Reynolds, Inc.                                     OR
                   S.E. Acquisition of Myrtle Creek, Oregon, Inc.                 OR
                   S.E. Acquisition of Reedsport, Oregon, Inc.                    OR
                S.E. Acquisition of Washington, Inc.                              WA
                   Cremation Society Northwest, Inc.                              WA
                   E.R. Butterworth & Sons                                        WA
                S.E. Australia, Inc.                                              LA
                   Cemetery & Crematorium Finance Trust                       Queensland
                   FSUT Limited                                              New Zealand
                   Funeral Services of New Zealand Limited                   New Zealand
                   Nationwide Care Services PTY LTD                           Queensland
                       South-East Asia and Australasian Services PTY LTD      Queensland
                   Stewart Enterprises Australia PTY LTD                      Queensland
                       Cemetery and Crematorium Management Services PTY LTD   Queensland
                       Funeral Services of Australasia PTY LTD                Queensland
                          Australian Funerals PTY LTD                         Queensland
                              Metropolitan Funeral Services PTY LTD           Queensland
                          Dylhost PTY LTD                                  New South Wales
                          Gregory & Carr Holdings PTY LTD                  New South Wales
                              Australian Pre-Arranged Funeral Plan PTY LTD New South Wales
                              Crematorium Chapel Funerals of
                               Australasia PTY LTD                         New South Wales
                              F. Tighe & Co. PTY LTD                       New South Wales
                              Gregory & Carr PTY LTD                       New South Wales
                                  Gregory & Carr of Sydney PTY LTD         New South Wales
                              William Lee & Sons PTY LTD                   New South Wales
                          Sydney Cremation Services PTY LTD                New South Wales
                SEI - Della, Inc.                                                 DE
                S.E. Mid-Atlantic, Inc.                                           MD
                   Bartlett-Burdette-Cox Funeral Home, Inc.                       WV
                   Benjamin Franklin P.M., Inc.                                   PA
                   Blue Ridge Memorial Gardens, Inc.                              VA
                   Brown Memorials, Inc.                                          NC
                   Casdorph & Curry Funeral Home, Inc.                            WV
                   Catawba Memorial Park, Inc.                                    NC
                   Cedar Hill Cemetery Company, Inc.                              MD
                   Central Stone Works, Incorporated                              NC
                   Clinch Valley Memorial Cemetery, Inc.                          VA
                   Crest Lawn Memorial Gardens, Inc.                              MD
                   Dodd-Payne-Hess Funeral Home, Inc.                             WV
                   Dunbar Funeral Home, Inc.                                      SC
                   Evans Funeral Home, Inc.                                       NC
                   Evergreen Memorial Gardens, Inc.                               NC
                   Everly Funeral Homes, Incorporated                             VA
                   Everly PFP, Inc.                                               VA
                   Fairfax Funeral Home, Inc.                                     VA
                   Fine Finishes, Inc.                                            NC
                   Fort Lincoln Cemetery, Inc.                                    MD
                   Fort Lincoln Funeral Home, Inc.                                MD
                   Garrett-Hillcrest, Inc.                                        NC
                   George Washington Memorial Park, Inc.                          PA
                   Graceland Mausoleum, Inc.                                      WV
                   Harold C. Davis, Inc.                                          NC
                   Highland Memory Gardens of Franklin County, Inc.               NC
                   Hillcrest Memorial Cemetery, Inc.                              MD
                   Hines-Rinaldi Funeral Home, Inc.                               MD
                   John M. Taylor Funeral Home, Inc.                              MD
                   Johnson Funeral Home, Inc.                                     NC
                   Joseph W. Teague Funeral Home, Inc.                            VA
                   Kimes Funeral Home, Inc.                                       WV
                   Kirk & Nice, Inc.                                              PA
                   Kirk & Nice Suburban Chapel, Inc.                              PA
                   Klingel-Carpenter Mortuary, Inc.                               WV
                   Lancaster Funeral Homes, Inc.                                  NC
                   Loudon Park Cemetery Company                                   MD
                       Druid Ridge Cemetery Company                               MD
                   Loudon Park Funeral Home, Inc.                                 MD
                   The Mackey Mortuary, Inc.                                      SC
                       Cannon Funeral Home, Inc.                                  SC
                   McLaurin's Funeral Home, Inc.                                  NC
                   Miller-Lee, Inc.                                               NC
                   Nalley's Funeral Home, Inc.                                    MD
                   Oconee Memorial Funeral Home, Inc.                             SC
                   Parklawn, Inc.                                                 MD
                   Parklawn Memorial Chapel, Inc.                                 MD
                   Parklawn Memorial Gardens, Inc.                                NC
                   The Parkwood Cemetery Company                                  MD
                       Parkwood Management Co.                                    MD
                   Pollock Wells Funeral Service, Inc.                            NC
                   Richmond Memorial Parks, Inc.                                  VA
                   S.E. Acquisition of Charleston, Inc.                           SC
                   S.E. Acquisition of Pennsylvania, Inc.                         PA
                   S.E. Acquisition of Pikeville, Kentucky, Inc.                  KY
                   S.E. Acquisition of South Carolina, Inc.                       SC
                   Stephen D. Posey Funeral Home, Inc.                            SC
                   Stephens Services, Inc.                                        NC
                   Sunset Memorial Park Company                                   PA
                       Pet Haven, Inc.                                            PA
                   Thomas-Yelverton Co.                                           NC
                   Washington Memorial Cemetery, Inc.                             VA
                   William W. Chambers, Inc.                                      MD
                   Wilson Funeral Home, Inc.                                      WV
                   Wise Corporation                                               VA
                   1730 Investment Co., Inc.                                      NC
                       Memorial Parks, Incorporated                               NC
                       Taylor M. Simpson Co.                                      NC
                S.E. South-Central, Inc.                                          LA
                   Ellison Funeral Home, Inc.                                     AL
                   Pine Crest Funeral Home, Inc.                                  AL
                       Faith Memorial Park & Mausoleum Company, Inc.              AL
                       Valhalla Memory Gardens and Funeral Home, Inc.             AL
                   Runyan Mangold, Inc.                                           KS
                   S.E. Acquisition of Albuquerque, New Mexico, Inc.              NM
                   S.E. Acquisition of Lithonia, Georgia, Inc.                    GA
                   S.E. Acquisition of Muskogee, Oklahoma, Inc.                   OK
                   S.E. Acquisition of Santa Fe, New Mexico, Inc.                 NM
                S.E. of Tucson, Arizona, Inc.                                     AZ
                Stewart Enterprises (Europe), Inc.                                LA
                   Euro Stewart Espana, S.L.                                    Spain
                       Funeraria Asterio Elvira, S.L.                           Spain
                       Funeraria Fontal, S.A.                                   Spain
                       Funeraria Fontanet, S.L.                                 Spain
                       Funereria Pena Santa Barbara, S.L.                       Spain
                       Manez Ferrer Y Cia, S.L.                                 Spain
                       Pompas Funebres La Estrella, S.L.                        Spain
                       Pompas Funebres Pastrana, S.A.                           Spain
                       Servicios Funerarios Pastrana, S.A.                      Spain
                       Tanatorio Orensano, S.L.                                 Spain
                   Euro Stewart Portugal - SGPS, LDA.                          Portugal
                       Agencia Funeraria Baptista Filho, LDA.                  Portugal
                       Agencia Funeraria Barata, De Gastao Mendes Barata, S.A. Portugal
                       Alberto Fernandes Da Luz, LDA.                          Portugal
                       A Funeraria Luz De Oeiras, LDA.                         Portugal
                       Funeraria Moderna Do Restelo, LDA.                      Portugal
                Stewart Resource Center, Inc.                                     LA
                Stewart Services, Inc.                                            LA
                Stewart Worldwide N.V.                                   Netherlands Antilles
                   S.E. New Zealand Unit Trust                               New Zealand
                       C H Barker                                            New Zealand
                       Gee & Hickton                                         New Zealand
                       John Rhind                                            New Zealand
                       Lambert R. Fountain                                   New Zealand
                       Montagues Funeral Services                            New Zealand
                       National Care Services                                New Zealand
                       New Zealand Pre-Arranged Funeral Plan                 New Zealand
                       Wairarapa Funeral Services                            New Zealand
                       Watney Sibun's                                        New Zealand
                       Yearbury Funeral Services                             New Zealand
                   Stewart International (Netherlands) B.V.                  Netherlands
                Victor V. Desrosier, Inc.                                         CA




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